                                                                    Exhibit 10.A

                     AMENDMENT NO. 2 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

            This Amendment No. 2 to Amended and Restated Receivables Purchase Agreement (this "Amendment") is entered into as of November 25, 2002, among Avnet Receivables Corporation, a Delaware corporation ("Seller"), Avnet, Inc., a New York corporation ("Avnet"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (the "Financial Institutions"), each Company signatory hereto (the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the "Agent").

                                    RECITALS

            Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002 (such Amended and Restated Receivables Purchase Agreement, as so amended, the "Purchase Agreement").

            Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

            Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            Section 2. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                  (a) Section 5.1 (j) of the Purchase Agreement is hereby amended by amending and restating, in its entirety, the first sentence of such section to read as follows:

      This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in all of Seller's right, title and interest in, to and under each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents.

                  (b) Section 7.2(d) of the Purchase Agreement is hereby amended by replacing the phrase "any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises" in the first sentence of such section with the phrase "any of its Receivables, Related Security or Collections, or upon or with respect to any Contract under which any of its Receivables arise".

                  (c) Section 8.5 of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows:

            Section 8.5 The Reports. Servicer shall prepare and forward to the Agent and Scotia (i) by 1:OO p.m. (Chicago time) on the third Business Day following the last day of each fiscal month of the Servicer and at such times as the Agent or the Required Purchasers shall request, a Monthly Report (which shall include a work sheet calculating the Net Receivables Balance and the amount of Eligible Receivables), (ii) by 1:OO p.m. (Chicago time) on the third Business Day of each calendar week (other than a calendar week in which a Monthly Report is required to be delivered pursuant to clause (i) of this sentence), a Weekly Report with respect to the preceding calendar week and (iii) at such times as the Agent or the Required Purchasers


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
      shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

                  (d) Section 9.1 (f) of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows:

            (f) As at the end of any calendar month, the three-month rolling average of the Delinquency Ratio Trigger shall exceed 8.00%, or the three-month rolling average of the Dilution Ratio Trigger shall exceed 6.00%, or the three-month rolling average of the Loss Ratio Trigger shall exceed 5.25%.

                  (e) Section 9.1 of the Purchase Agreement is hereby amended by adding the following new paragraph to such section immediately after paragraph
(k) of such section:

                  (1) Failure of an intercreditor agreement, in form and substance satisfactory to the Agent and Scotia, with respect to the restructuring of the Avnet Multi-Year Credit Agreement to be in full force and effect on or before December 10, 2002.

                  (f) Exhibit I to the Purchase Agreement is hereby amended by replacing the phrase "(i) 5%" in the definition of "Dilution Percentage" appearing in such exhibit with the phrase "(i) 10%".

                  (g) Exhibit I to the Purchase Agreement is hereby amended by adding, in appropriate alphabetical order, the following new definition to such exhibit:

            "Permitted Adverse Claim" means an Adverse Claim in favor of the "Administrative Agent" (as defined in the Avnet Multi-Year Credit Agreement) for the benefit of the "Lenders" (as defined in the Avnet Multi-Year Credit Agreement).

                  (h) Exhibit I to the Purchase Agreement is hereby amended by replacing the phrase "other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising" in the definition of "Receivable" appearing in such exhibit with the phrase "other interest (including, without limitation, any indebtedness, obligation or


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
interest constituting an account, chattel paper, instrument or general intangible), arising".

                  (i) Exhibit I to the Purchase Agreement is hereby amended by deleting, in its entirety, the definition of "Weekly Reporting Condition" appearing in such exhibit.

            Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                  (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  (b) Amendment to Receivables Sale Agreement. The Agent shall have received, on or before the date hereof, duly executed copies of Amendment No. 3 to Receivables Sale Agreement, dated as of the date hereof and in the form of Exhibit A hereto (the "RSA Amendment"), by and among Seller and Avnet; and the RSA Amendment shall be in full force and effect.

                  (c) Fee Letters. Each of the Agent and Scotia shall have received, on or before the date hereof, amended and restated Fee Letters, in form and substance satisfactory to the Agent or Scotia (as applicable), in each case, duly executed by the parties thereto.

                  (d) Amendment Fee. The Related Financial Institution for the Bank One Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to 10 basis point (.10%) of the Bank One Company's Company Purchase Limit, as set forth on Schedule A to the Purchase Agreement. The Related Financial Institution for the Scotia Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to 10 basis point (.10%) of the Scotia Company's Company Purchase Limit, as set forth on Schedule A to the Purchase Agreement.

                  (e) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

                  (f) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

            Section 4. Miscellaneous.

                  (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees and Expenses. In addition to the fees payable pursuant to Section 3(d), Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  (h) Amendment to Receivables Sale Agreement. Each of the Agent and each Purchaser, by its execution hereof, consents to Seller's execution and delivery of the RSA Amendment. Each of the Agent and each Purchaser deems this paragraph to constitute its prior written consent to Seller's execution of the RSA Amendment and deems this paragraph to satisfy the requirements of Section 7.1(i)(N) of the Purchase Agreement.

                            (Signature Pages Follow)


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.


                               AVNET RECEIVABLES CORPORATION, as Seller


                               By:  /s/  Raymond Sadowski
                                  ----------------------------------------------
                               Name:  Raymond Sadowski
                               Title: President and Treasurer


                               AVNET, INC., as Servicer


                               By:  /s/  Raymond Sadowski
                                  ----------------------------------------------
                               Name:  Raymond Sadowski
                               Title: Senior Vice President and
                                      Chief Financial Officer


                               PREFERRED RECEIVABLES FUNDING CORPORATION, as a Company


                               By:
                                  ----------------------------------------------
                                      Authorized Signer


                               BANK ONE, NA (MAIN OFFICE CHICAGO),
                               as a Financial Institution and as Agent


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                               AVNET RECEIVABLES CORPORATION, as Seller


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:


                               AVNET, INC., as Servicer


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:


                               PREFERRED RECEIVABLES FUNDING CORPORATION, as a Company


                               By: /s/ Sherri Gerner
                                  ----------------------------------------------
                                   Authorized Signer


                               BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                               Financial Institution and as Agent


                               By: /s/ Sherri Gerner
                                  ----------------------------------------------
                               Name:  SHERRI GERNER
                               Title: Director, Capital Markets


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                               LIBERTY STREET FUNDING CORP., as a Company


                               By: /s/ Andrew L. Stidd
                                  ----------------------------------------------
                               Name:  Andrew L. Stidd
                               Title: President


                               THE BANK OF NOVA SCOTIA, as a Financial
                               Institution


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                               LIBERTY STREET FUNDING CORP., as a Company


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:


                               THE BANK OF NOVA SCOTIA, as a Financial
                               Institution


                               By:  /s/ J. Alan Edwards
                                  ----------------------------------------------
                               Name:  J. ALAN EDWARDS
                               Title: MANAGING DIRECTOR


                                         AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT